                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                CURRENT REPORT

                                  FORM 8-K/A

                               (Amendment No. 3)
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  September 12, 1994



                         AMERIQUEST TECHNOLOGIES, INC.
- -------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                                   Delaware
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                (State of other jurisdiction of incorporation)


              1-10397                                      33-0244136
- -------------------------------------------------------------------------------
     (Commission File Number)                 (IRS Employer Identification No.)


        2722 Michelson Drive, Irvine, CA                               92715
- -------------------------------------------------------------------------------
     (Address of principal executive offices)                        (Zip Code)


                                (714) 222-6000
- -------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)



- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of  Assets
         -------------------------------------


         Effective June 6, 1994, AmeriQuest Technologies, Inc. ("AQS") issued 1,130,000 shares of its Common Stock in exchange for 3.3 million shares (51 percent) of Kenfil Inc. ("Kenfil") Common Stock held by certain principal shareholders of Kenfil in a first-stage exchange pursuant to AmeriQuest's two phase acquisition of Van Nuys, California-based Kenfil.


     On September 12, 1994, the shareholders of Kenfil and AQS approved the proposed merger of "AmeriQuest/Kenfil Inc.," a wholly-owned subsidiary of AQS, with and into Kenfil (the "Merger"). The Merger has since become effective, and AQS is now the sole shareholder of AmeriQuest/Kenfil Inc. In connection with the Merger, AQS issued 1,046,252 shares of its Common Stock to the Kenfil minority shareholders, 1,894,360 shares to the holders of Kenfil's subordinated debt and 2,788,353 shares (of which 388,316 were issued prior to June 30, 1994) to Kenfil's vendors.

     Kenfil is a distributor of microcomputer software. Its key vendors include Corel, Broderbund, Symantec, Quarterdeck Office Systems and IBM.

                          ---------------------------

     Effective September 22, 1994, ("AQS") issued 1,402,805 shares of its Common Stock in exchange for 50.1 percent of the issued and outstanding shares of Robec, Inc. ("Robec") Common Stock held by certain principal shareholders of Robec in a first-stage exchange pursuant to AmeriQuest's two phase acquisition of Robec.

     Subject to AmeriQuest and Robec stockholders' approvals, the remaining shares of Robec Common Stock will be exchanged in a merger transaction (the "Merger") at the same conversion ratio of 0.63075 shares of AmeriQuest for each share of Robec common stock. The Merger is expected to be completed in early 1995.

     Robec is a national value-added distributor of microcomputer systems, peripherals and accessories. Its key vendors include Acer, IBM, MultiTech, Okidata, Unisys and Wyse.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a) The financial statements of Robec required to be filed pursuant to Item 7(a) of Form 8-K are incorporated herein by reference to AQS's Registration Statement on Form S-4, SEC File No. 33-81726, declared effective on August 11, 1994 on pages F-42 through F-53 of the Prospectus/Joint Proxy Statement included therein, copies of which were attached to the original Form 8-K as Exhibit 3 and incorporated herein by this reference. Further, the financial statements of Robec at June 30, 1994 are incorporated herein by reference to Robec's Quarterly Report on Form 10-Q for the six months ended June 30, 1994, SEC File No. 0-18115, a copy of which is attached hereto as Exhibit 5.

     (b) The pro forma financial information for Kenfil and Robec required to be filed pursuant to Item 7(b) of Form 8-K and Rule 601 of Regulation S-K are attached hereto and incorporated herein by this reference, including:

                Pro Forma Condensed Balance Sheet at
                        June 30, 1994

                Pro Forma Condensed Statements of Operations
                        for the fiscal year ended June 30, 1994.


Exhibit No.      Description of Exhibit
- -----------      ----------------------
    2*           Amended and Restated Agreement and Plan of Reorganization dated as of August 11, 1994 by and between AmeriQuest, Robec and certain principal shareholders of Robec.

    3*           Financial Statements of Robec as included in AQS's Registration
                 Statement on Form S-4, SEC File No. 33-81726 at pages F-42 through F-53 of the Prospectus/Joint Proxy Statement included therein.

    5*           Robec's Quarterly Report on Form 10-Q for the six months ended
                 June 30, 1994.

- ---------------
* Filed with the original filing.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERIQUEST TECHNOLOGIES, INC.


                                         /s/ Stephen G. Holmes
                                         ------------------------------------
                                         Stephen G. Holmes
                                         Secretary, Treasurer and
                                         Chief Financial Officer



     Dated:  April 4, 1995

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements of AQS for the fiscal year ended June 30, 1994, gives effect to the acquisition of 100 percent of Kenfil's common stock and 50.1 percent of Robec's common stock. For the purpose of the unaudited pro forma statement of operations, it is assumed that these acquisitions were completed on July 1, 1993, and for the purpose of the unaudited pro forma balance sheet, it is assumed that these acquisitions were completed on June 30, 1994.

                AMERIQUEST TECHNOLOGIES, INC. AND SUBSIDIARIES
                       PROFORMA CONDENSED BALANCE SHEET
                           June 30, 1994 (Unaudited)

            (Dollars in thousands except share and per share data)


ASSETS

                                AmeriQuest            Proforma         Proforma                      Proforma       Proforma
                            Technologies, Inc.(2)  Adjustments(1)      Combined   Robec, Inc.       Adjustments     Combined
                            ------------------     --------------     ---------   --------------   -------------    ---------

CURRENT ASSETS
   Cash                            $     3,200                         $  3,200    $     363                        $  3,563
   Accounts receivable, net             24,708                           24,708       16,188         (4,000)(D)(I)    36,896
   Inventories                          24,165                           24,165       20,371         (5,754)(D)(I)    38,782
   Income taxes receivable                   -                                -            -                               -
   Prepaid expenses and other            1,627                            1,627          523                           2,150
                                   -----------       ---------          -------     --------       ---------        --------
      Total current assets              53,700               0           53,700       37,445          (9,754)         81,391

PROPERTY AND EQUIPMENT, NET              4,078                            4,078        1,962               -           6,040
INTANGIBLE ASSETS, NET                   6,490           1,970 (B)        8,460            -           1,178 (D)       9,638
OTHER ASSETS                               877                              877          604               -           1,481
                                   -----------       ---------          -------     --------       ---------        --------
                                   $    65,145       $   1,970          $67,115     $ 40,011       $  (8,576)       $ 98,550
                                   ===========       =========          =======     ========       =========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY

                               AmeriQuest          Proforma            Proforma                       Proforma       Proforma
                            Technologies, Inc.    Adjustments(1)       Combined    Robec, Inc.       Adjustments     Combined
                            ------------------    -------------       ---------   --------------   -------------    ---------

CURRENT LIABILITIES
   Accounts payable                $    23,408       $(4,200)(C)       $ 19,208      $13,923              -         $ 33,131
   Notes payable                        23,059                           23,059       12,046              -           35,105
   Other                                 2,361                            2,361        1,678              -            4,039
                                   -----------       ---------          -------     --------       ---------        --------
      Total current liabilities         48,828        (4,200)            44,628       27,647              0           72,275
                                   -----------       ---------          -------     --------       ---------        --------
LONG-TERM DEBT                           3,175       (3,175)(A)               -            -              -                -
OTHER NONCURRENT LIABILITIES
DEFERRED INCOME TAXES                      267                              267          155              -              422
MINORITY INTEREST                            -            -                   -            -          1,178(H)         1,178
STOCKHOLDERS' EQUITY
   Preferred stock, $.01 par value;
      authorized 10,000,000 shares;
      no shares issued and outstanding       -            -                   -            -              -               -
   Common stock, $.01 par value;
      authorized 30,000,000 shares;
      issued and outstanding 9,857,779
      shares                                99            53(A,B,C)         152            -             14 (D)         166
   Common stock, $.01 par value;
      authorized 10,000,000 shares;
      issued and outstanding 4,599,180
      shares                                 -             -                  -           46            (46)(J)           -
                                                                                                      2,441 (D)
   Additional paid-in capital           27,345         9,292(A,B,C)      36,637       16,695        (16,695)(J)      39,078
   Retained deficit                    (14,569)                         (14,569)      (4,532)         4,532 (J)     (14,569)
                                   -----------       ---------          -------     --------      ---------        --------
     Total stockholders' equity         12,875         9,345             22,220       12,209         (9,754)         24,675(3)
                                   -----------       ---------          -------     --------      ---------        --------
                                       $65,145        $1,970            $67,115      $40,011        $(8,576)        $98,550
                                   ===========       =========          =======     ========      =========        ========

OUTSTANDING COMMON SHARES            9,857,779                       15,198,430                                 16,601,235
                                   ===========                       ==========                                 ==========

(1) Includes the acquisition of the remaining 49% of Kenfil and the conversion to Preferred and Common Stock of certain indebtedness.

(2) The AQS historical balance sheet at June 30, 1994, includes the historical balance sheets of Kenfil, Inc. Effective June 6, 1994, AQS acquired 51 percent of the outstanding common stock of Kenfil. The remaining 49 percent of the outstanding Kenfil common stock was acquired on September 12, 1994. Kenfil had an equity deficit at the date of acquisition, and therefore no amount representing minority interest is reflected in the historical AQS balance sheet.

(3) The Company valued its common stock issued in connection with its Kenfil and Robec acquisitions at $1.75 per share. This valuation represents management's best estimate of the fair value of the Company's common stock and is based upon prices obtained for large blocks of the Company's common stock in recently completed private equity placement transactions. This valuation represents a significant discount from quoted market prices due to the thin public trading volume and small public float of AmeriQuest common stock.

                         AMERIQUEST TECHNOLOGIES, INC.

                 PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

                         For year ended June 30, 1994
                                  (Unaudited)
                 (Dollars in thousands, except per share data)

                                AmeriQuest                           Pro Forma    Pro Forma                Pro Forma    Pro Forma
                           Technologies, Inc.(2)(L)(K)Kenfil Inc.    Adjustments   Combined   Robec Inc.   Adjustments   Combined
                              ------------------     -----------    -----------  ----------  ----------   -----------   --------
NET SALES                     $      87,593         $   138,759                $ 226,352     $  168,446                 $ 394,798
COST OF SALES                        75,023             128,843                  203,866        155,836                   359,702
                              -------------         -----------    ---------   ---------     ----------   -----------   ---------
  Gross profit                       12,570               9,916            0      22,486         12,610             0      35,096
OPERATING EXPENSES
  Selling, general and
     administrative                  14,144              24,653    $     197 (E)  38,994         22,985           118(E)   62,097
  Restructuring charge and
     earthquake loss (G)              5,700               3,430                    9,130              0                     9,130
                              -------------         -----------    ---------   ---------     ----------   -----------   ---------
  Loss from operations               (7,274)            (18,167)        (197)    (25,638)       (10,375)         (118)    (36,131)
OTHER INCOME
  (EXPENSE)
  Other income                           31                 40                        71                                       71
  Interest expense                     (728)            (2,626)          380 (F)  (2,974)        (1,613)                   (4,587)
                              -------------         -----------    ---------   ---------     ----------   -----------   ---------
                                       (697)            (2,586)          380      (2,903)        (1,613)            0      (4,516)
                              -------------         -----------    ---------   ---------     ----------   -----------   ---------
Minority interest                         0                  0             0           0              0         1,178(M)    1,178
                              -------------         -----------    ---------   ---------     ----------   -----------   ---------
  Loss before taxes                  (7,971)           (20,753)          183     (28,541)       (11,988)        1,060     (39,469)
PROVISION FOR INCOME
  TAXES                                   0                 17                        17           (814)                     (797)
                              -------------         -----------    ---------   ---------     ----------   -----------   ---------
  Net loss (G)                $      (7,971)        $  (20,770)    $     183   $ (28,558)    $  (11,174)  $     1,060   $(38,672)(G)
                              =============         ===========    =========   =========     ==========   ===========   =========
Net loss per
  common share and
  common share equivalent     $       (1.33)                                   $  (2.23)                                $    (2.72)
                              =============                                    =========                                ==========
Common and common
  equivalent shares               5,973,511                                   12,832,808                                14,235,613
                              =============                                   ==========                                ==========

            FOOTNOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF AMERIQUEST TECHNOLOGIES, INC., KENFIL INC. AND ROBEC INC.

  The following footnotes reflect the assumptions made in the preparation of the Pro Forma Condensed Consolidated Financial Statements.

 (A) In conjunction with the purchase of Kenfil, AmeriQuest will issue 1,894,360 additional shares of AmeriQuest Common Stock in satisfaction of certain Kenfil subordinated debt with a face amount of $8,203,729 but which had been valued at $3,175,000 for purposes of the June 30, 1994 financial statements, plus accrued interest to the date of issuance.

 (B) In September 1994, AQS issued 1,046,254 shares of its Common Stock to acquire the remaining 49% of Kenfil Inc. The additional shares were valued at $1.75 per share and resulted in additional goodwill in the amount of $1,970,000. The Kenfil goodwill amount results from management's preliminary estimate of the fair value of Kenfil net assets acquired. Management is currently in the process of completing its detailed analysis of the fair value of Kenfil net assets acquired and therefore the related goodwill amount presented herein may change as a result of the completed analysis.

 (C) In conjunction with the purchase of Kenfil, the Company issued 2,400,037 additional shares (388,316 shares had been previously issued to vendors prior to June 30, 1994) of AmeriQuest Common Stock in satisfaction of certain Kenfil trade accounts payable, i.e. to Kenfil's vendors. Initially certain such shares were issued in part as AmeriQuest Common Stock and in principal part as Series C Convertible Preferred Stock pending an increase in the number of shares of Common Stock that AmeriQuest is authorized to issue. However, inasmuch as the Series C Convertible Preferred Stock served only as a temporary capital alternative, it is reflected in the accompanying pro forma financial statements as Common Stock. AmeriQuest anticipates that up to an additional one million shares of AmeriQuest Common Stock may be issued to other Kenfil vendors, however, no certainty as to such possible issuance exists.

 (D) To effect the purchase of Robec, AmeriQuest will issue 1,402,805 shares of AmeriQuest Common Stock in exchange for 50.1% of the issued and outstanding shares of Robec common stock. The AmeriQuest Common Stock is assumed to have a market value of $1.75 per share at the time of the transaction for a total purchase price of $2,455,000 and results in the recording of approximately $1.2 million of goodwill. The Robec goodwill amount reflects management's preliminary estimate of the fair value of AmeriQuest's share of Robec net assets at acquisition. Management is currently in the process of completing its detailed analysis of the fair value of Robec net assets acquired and therefore the related goodwill amount presented herein may change as a result of the completed analysis.

 (E) To record goodwill amortization over the estimated economic life of 10 years.

      Management believes that the most significant intangible acquired is that of the distribution channels. Management has assigned a 10 year economic life to this intangible asset as that is the period of time that management expects to derive benefit from the existing vendor relationships and market position. Management determined that 10 years is an appropriate economic life based upon the historical length of the acquiree's vendor relationships and the overall size and quality of the vendors and their product offerings.

 (F) Savings of interest expense on the Kenfil subordinated debt retired through the issuance of Ameriquest Common Stock in (A) above, interest ranging from 9.5% to 13.91%.

 (G) The restructuring charge of $5,700,000 included in AmeriQuest's historical statement of operations relates principally to the write-off of certain former personal computer joint venture operations. The restructuring charge and earthquake loss of $3,430,000 included in Kenfil's historical financials included charges of $2,821,000 for losses sustained in the Southern California earthquake and restructuring charges of $609,000 relating to severance costs and lease termination costs.

      Such restructuring charges, although non-recurring in nature, have been included in the proforma condensed combined statement of operations in conformity with Article 11 of Regulations S-X of the Securities and Exchange Commission.

 (H) To record minority interest associated with the 49.9 percent of Robec common stock shares not owned by AmeriQuest. The minority interest balance is based upon the historical cost of Robec's net assets adjusted for the receivable and inventory adjustments discussed in note (I).

 (I) To adjust Robec receivables and inventory to their estimated net realizable values based upon AmeriQuest's preliminary analysis of the fair value of Robec's net assets acquired. (See note D)

 (J)  To eliminate the historical equity of Robec.

 (K) On July 8, 1994, AmeriQuest reacquired 345,091 shares of its Common Stock from Mr. James D'Jen, a former officer and director of AmeriQuest, as down payment on an obligation of Mr. D'Jen to exchange 350,000 shares of AmeriQuest Common Stock, in exchange for all (100%) of the common stock of AmeriQuest's Singapore subsidiary, CMS Enhancements (S) PTE Ltd. The Singapore subsidiary is a distributor of commodity disk drives. Sales for this Singapore subsidiary approximate $20 million annually, with an approximate breakeven in operating results. Upon the receipt of the balance of the shares due from Mr. D'Jen, AmeriQuest will be divested of its Singapore subsidiary.

 (L) Effective December, 1993, AQS acquired certain assets and assumed certain liabilities of Management Systems Group and acquired the outstanding common stock of Rhino Sales Company. Assuming these acquisitions were reflected in the accompanying pro forma statement of operations as being effective July 1, 1993, the impact would be to increase revenues approximately $20 million, with no effect on net income.